SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C.  20549
                         -----------------------


                              F O R M  8-K


                             CURRENT REPORT


                 Pursuant to Section 13 or 15(d) of the
                     Securities Exchange Act of 1934




Date of Report (Date of earliest event reported):  April 15, 1996
                                                   -------------------------



               The CIT Group Securitization Corporation II
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          Exact name of registrant as specified in its charter)



                                Delaware
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             (State or other jurisdiction of incorporation)



                33-85224                  22-3328188
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       (Commission File Number)     (IRS Employer Identification No.)



              650 CIT Drive, Livingston, New Jersey  07039
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          (Address of principal executive offices and zip code)



Registrant's telephone number, including area code:  (201) 740-5000
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                                   N/A
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     (Former name or former address, if changed since last report.)

Item 5.    Other Events.

           On April 15, 1996, the Servicer notified The First National Bank of Chicago, as Trustee, that the Servicer had discovered an error in its investor reporting system with respect to the CIT RV Owner Trust 1995-A, Class A 6.25% Asset Backed Notes and 6.55% Asset Backed Certificates. The error is now corrected. This error resulted in the incorrect inclusion of 28 Defaulted Contracts with principal balances of $698,204.18 at the applicable Cut-Off Dates in the Pool Balance during the months of November 1995 through February 1996. This resulted in an overstatement of the February 29, 1996 Pool Balance and reduced the amount payable as principal on the Class A Notes by $698,068.57 (this figure, which was deposited into the Trust for payment to the Noteholders on April 15, 1996, as an additional principal payment on the Class A Notes, is lower than the principal balances of the Defaulted Contracts because subsequent collections or liquidations of the Defaulted Contracts were already passed through to investors as principal payments). This also had the effect of overstating the delinquency amounts and understating the Liquidated and Defaulted Contracts reported during the four periods affected.
The amount of Defaulted Contracts is not indicative of the ultimate losses on these contracts as it does not take into account any future collections or liquidation proceeds on these contracts.

      The investor reporting system was adjusted in March 1996 to properly reflect defaulted accounts. The enclosed restated monthly reports reflect the balances, delinquencies and liquidations as they should have been reported during the two periods of November 1995 and December 1995.


Item 7.    Financial Statements and Exhibits.

           (c)  Exhibits.

                The following are filed herewith. The exhibit numbers correspond with Item 601(b) of Regulation S-K.

      Exhibit No.         Description                         Page


           28             Restated Monthly Reports              8
                          delivered by the Trustee to
                          Certificateholders in
                          connection with distributions
                          on December 15, 1995 and January
                          15, 1996

SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    THE CIT GROUP/SALES FINANCING,
                                          INC., as servicer



                                    By:     /s/ Frank Garcia
                                    Name:    Frank Garcia
                                    Title:   Vice President


Dated:  April 29, 1996

                THE CIT GROUP/SALES FINANCING, INC.
                 CERTIFICATE OF SERVICING OFFICER


      The undersigned certifies that he is a Vice President of The CIT Group/Sales Financing, Inc., a corporation organized under the laws of Delaware ("CITSF"), and that as such he is duly authorized to execute and deliver this certificate on behalf of CITSF in connection with Section 4.09 of the Pooling and Servicing Agreement, dated as of September 1, 1995 (the "Agreement"), among CITSF, The CIT Group Securitization Corporation II and The Chase Manhattan Bank (National Association), as Trustee (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further states that:


1.    The Restated Monthly Reports for the periods from November
      1, 1995 to November 30, 1995 and December 1, 1995 to December 31, 1995 attached to this certificate are complete and accurate in accordance with the requirements of Sections
      4.09 and 5.08 of the Agreement;

2. The two Restated Monthly Reports attached to this certificate supersede and replace the Monthly Reports for these periods previously delivered by the Trustee; and

3. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would have become an Event of Termination has occurred and is continuing.


      I have affixed hereto my signature this 10th day of April, 1996.

                                    THE CIT GROUP/SALES FINANCING,
                                    INC.


                                    By:/s/ Frank Garcia
                                        _____________________

                                    Name:      Frank Garcia
                                    Title:     Vice President

                          The CIT RV OWNER TRUST 1995-A
                        CLASS A 6.25% ASSET BACKED NOTES
                         6.55% ASSET BACKED CERTIFICATES
                                 MONTHLY REPORT
                                     REVISED

                                   Cut-off date                 11/30/95
                                 Determination date             12/12/95
                                  Distribution date             12/15/95




All Payments of Principal on the Contracts                         3,575,227.22
All Payments of Interest on the Contracts                          1,607,376.66
All Liquidation Proceeds on the Contracts with respect
     to Principal                                                     24,037.53
Paid Ahead on Pre-Funding Account                                          0.00
Monthly Advance                                                      103,525.28
Reimbursement of Prior Month Advances                                (78,749.65)
Transfer from Capitalized Interest Account                                 0.00

Total Amount Available for Distribution                            5,231,417.04

Distribution Amounts
- --------------------
1. Aggregate Note Distribution                                     4,589,258.67

2. Aggregate Certificate Distribution                                 65,498.71

Amounts to Holder of GP Interest                                     388,913.89

   Amounts to Servicer                                               187,745.77

Total Distribution                                                 5,231,417.04

Interest
- --------
3. Aggregate amount of Interest
                             (a) Note interest @ 6.25%               876,230.10
                             (b) Certificate interest @ 6.55%         65,498.71


4. Total Distribution in respect of interest
                             (a) Note                                876,230.10
                             (b) Certificate                          65,498.71


Principal
- ---------

Beginning Outstanding Principal Balance of Notes:                168,236,178.24


5. Formula Principal Distribution Amount                           3,713,028.57

                             (a) Stated Principal                  1,059,435.18
                             (b) Principal Prepayments             2,515,792.04
                             (c) Liquidated Contracts                137,801.35
                             (d) Repurchases                               0.00


6. Distribution made in respect of Principal
                             (a) Note                              3,713,028.57
                             (b) Certificate                               0.00

7.  Outstanding Principal Balance of Notes:                      164,523,149.67


8.  Opening Certificate Balance                                   11,999,763.84
           Distribution made in respect of Principal Certificate           0.00

     Closing Certificate Balance                                  11,999,763.84


Contract Pool
- -------------
9.   Closing Pool Balance                                        176,522,913.51

10.  Note Pool Factor                                                   0.97793

11.  Certificate Pool Factor                                            1.00000


Delinquency Information                                 Number           Amount
- -----------------------                                 ------           ------
12. Delinquent Contracts
                             (a) 31-59 Days                61      1,361,325.40
                             (b) 60-89 Days                12        225,164.10
                             (c) 90 days or more            9        227,843.18

13. Repossessed Contracts                                   6        291,475.90

14. Repossessed Contracts Remaining in Inventory           14        482,952.69


Miscellaneous
- -------------
15. Monthly Servicing Fee                                            150,196.62

16.  Amount of Servicer Fee Paid                                     150,196.62

17.  Guarantee Fee                                                    37,549.15

18.   Opening Balance of funds on deposit in the
          Pre-Funding Account                                                 -
           Monthly interest on Pre-Funding Account                            -
           Transfer of funds from Pre-Funding Account
               for Subsequent Contracts                                       -
           Transfer of funds from Pre-Funding Account to
               Capitalized Interest Account                                   -
       Ending Balance of funds on deposit in the Pre-
          Funding Account                                                     -

19. Weighted Average Contract Rate of  all Outstanding Contracts          10.90%
       Weighted Average Maturity Rate of  all Outstanding Contracts      145.10

20. Number of Subsequent Contracts                                            0

21. Aggregate Principal Balance of Subsequent Contracts                    0.00

22. Number of Subsequent Contracts Purchased                                  0

23. Aggregate Stated Principal Balance of the Subsequent
      Contracts Purchased                                                  0.00

24.  Amounts to Holder of GP Interest                                388,913.89

25.  Amount of monthly advances by Servicer                          103,525.28

26.  Amount of Non-Reimbursable Payments by Servicer                     262.25

27.  The Guarantee Payment Limit                                   5,000,000.00

28.  Amount on deposit in the Certificate Reserve Account                  0.00

29.  Amount withdrawn from the Certificate Reserve Account                 0.00

30.  Amount on deposit in the Alternate Credit Enhancement Account         0.00

31.  Amount withdrawn from the Alternate Credit Enhancement Account        0.00

32.  Opening  Balance in the Capitalized Interest Account                     -
          Monthly interest on Capitalized Interest Account                    -
           Transfer of funds from Pre-Funding Account to
               Capitalized Interest Account                                   -
           Transfer of funds from Pre-Funding Account to
               Capitalized Interest Account                                   -
        Ending  Balance in the Capitalized Interest Account                   -

                          The CIT RV OWNER TRUST 1995-A
                        CLASS A 6.25% ASSET BACKED NOTES
                         6.55% ASSET BACKED CERTIFICATES
                                 MONTHLY REPORT
                                     REVISED

                                    Cut-off date                  12/31/95
                                   Determination date              1/10/96
                                    Distribution date              1/16/96




All Payments of Principal on the Contracts                         4,512,166.58
All Payments of Interest on the Contracts                          1,577,872.12
All Liquidation Proceeds on the Contracts with respect
     to Principal                                                    106,843.87
Paid Ahead on Pre-Funding Account                                          0.00
Monthly Advance                                                      112,640.46
Reimbursement of Prior Month Advances                                (87,894.01)
Transfer from Capitalized Interest Account                                 0.00

Total Amount Available for Distribution                            6,221,629.02

Distribution Amounts
- --------------------
1. Aggregate Note Distribution                                     5,730,713.00

2. Aggregate Certificate Distribution                                 65,498.71

Amounts to Holder of GP Interest                                     241,539.27

   Amounts to Servicer                                               147,102.43
  Amounts to Guarantor                                                36,775.61
Total Distribution                                                 6,221,629.02

Interest

3. Aggregate amount of Interest
                             (a) Note interest @ 6.25%               856,891.40
                             (b) Certificate interest @ 6.55%         65,498.71


4. Total Distribution in respect of interest
                             (a) Note                                856,891.40
                             (b) Certificate                          65,498.71


Principal
- ---------

Beginning Outstanding Principal Balance of Notes:                164,523,149.67


5. Formula Principal Distribution Amount                           4,873,821.60

                             (a) Stated Principal                  1,109,972.06
                             (b) Principal Prepayments             3,402,194.52
                             (c) Liquidated Contracts                361,655.02
                             (d) Repurchases                               0.00


6. Distribution made in respect of Principal
                             (a) Note                              4,873,821.60
                             (b) Certificate                               0.00

7.  Outstanding Principal Balance of Notes:                      159,649,328.07


8.  Opening Certificate Balance                                   11,999,763.84
           Distribution made in respect of Principal Certificate           0.00

     Closing Certificate Balance                                  11,999,763.84


Contract Pool
- -------------
9.   Closing Pool Balance                                        171,649,091.91

10.  Note Pool Factor                                                 0.8491986

11.  Certificate Pool Factor                                          0.9999803


Delinquency Information                                 Number           Amount
- -----------------------                                 ------           ------
12. Delinquent Contracts
                             (a) 31-59 Days                70      1,331,301.89
                             (b) 60-89 Days                20        418,619.66
                             (c) 90 days or more           11        190,844.00

13. Repossessed Contracts                                   2          6,582.92

14. Repossessed Contracts Remaining in Inventory           12        319,743.75




Miscellaneous
- -------------
15. Monthly Servicing Fee                                            147,102.43

16.  Amount of Servicer Fee Paid                                     147,102.43

17.  Guarantee Fee                                                    36,775.61

18.   Opening Balance of funds on deposit in the Pre-Funding
          Account                                                             -
        Monthly interest on Pre-Funding Account                               -
        Transfer of funds from Pre-Funding Account for
          Subsequent Contracts                                                -
        Transfer of funds from Pre-Funding Account to
          Capitalized Interest Account                                        -
      Ending  Balance of funds on deposit in the Pre-Funding Account          -

19. Weighted Average Contract Rate of  all Outstanding Contracts          10.91%
       Weighted Average Maturity Rate of  all Outstanding Contracts      144.03

20. Number of Subsequent Contracts                                            0

21. Aggregate Principal Balance of Subsequent Contracts                    0.00

22. Number of Subsequent Contracts Purchased                                  0

23. Aggregate Stated Principal Balance of the Subsequent
      Contracts Purchased                                                  0.00

24.  Amounts to Holder of GP Interest                                241,539.27

25.  Amount of monthly advances by Servicer                          112,640.46

26.  Amount of Non-Reimbursable Payments by Servicer                     774.07

27.  The Guarantee Payment Limit                                   5,000,000.00

28.  Amount on deposit in the Certificate Reserve Account                  0.00

29.  Amount withdrawn from the Certificate Reserve Account                 0.00

30.  Amount on deposit in the Alternate Credit Enhancement Account         0.00

31.  Amount withdrawn from the Alternate Credit Enhancement Account        0.00

32.  Opening  Balance in the Capitalized Interest Account                     -
          Monthly interest on Capitalized Interest Account                    -
           Transfer of funds from Pre-Funding Account to
               Capitalized Interest Account                                   -
           Transfer of funds from Pre-Funding Account to
               Capitalized Interest Account                                   -
        Ending  Balance in the Capitalized Interest Account                   -

33. The CIT Group Holdings, Inc. is subject to the requirements if the Securities Exchange Act of 1934 as amended, and, in accordance therewith, files reports and other information with the Securities and Exchange Commission. As a result of the limited guaranty by the CIT Group Holdings, Inc., information relating to The CIT Group Holdings, Inc. which is material will be available through such reports and other information.